UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2015

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.

Unaudited consolidated financial statements of Aviv REIT, Inc., a Maryland corporation (“Aviv”) and Aviv Healthcare Properties Limited Partnership, a Delaware limited partnership (“Aviv OP”) as of the quarterly period ended March 31, 2015 and the notes related thereto are filed as Exhibit 99.1 hereto.

Unaudited pro forma condensed consolidated financial information of Omega Healthcare Investors, Inc., a Maryland corporation (“Omega”) as of the quarterly period ended March 31, 2015 and year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.2 hereto.

This Current Report on Form 8-K is filed for the purpose of incorporating by reference Exhibits 99.1 and 99.2 hereto into Omega’s registration statements under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited consolidated financial statements of Aviv and Aviv OP as of the quarterly period ended March 31, 2015.

99.2	Unaudited pro forma condensed consolidated financial information of Omega as of the quarterly period ended March 31, 2015 and year ended December 31, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: June 15, 2015	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Unaudited consolidated financial information of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership as of the quarterly period ended March 31, 2015.

99.2	Unaudited pro forma condensed consolidated financial information of Omega Healthcare Investors, Inc. as of the quarterly period ended March 31, 2015 and year ended December 31, 2014.